                               ------------------------
                                  ORRICK, HERRINGTON
                                   & SUTCLIFFE LLP

                                    [LETTERHEAD]

                                   August 27, 1997


Mitchell Hutchins
1285 Avenue of the Americas
New York, New York 10019

         Re:  PaineWebber RMA New Jersey Municipal Money Fund, a
              series of the PaineWebber Municipal Money Market
              Series (the "New Jersey Fund")
              ----------------------------------------------------

         We hereby consent to the filing of this consent as an exhibit to the registration statement on Form N-1A for the New Jersey Fund dated as of the date hereof (the "Registration Statement") and to the use of our name as counsel to the New Jersey Fund with respect to New Jersey law in the Registration
Statement and the Prospectus for the New Jersey Fund.

                             Very truly yours,




                             Orrick, Herrington & Sutcliffe LLP

                             /s/ Orrick, Herrington & Sutcliffe LLP


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